                                                       [SHIP LOGO VANGUARD/(R)/]





VANGUARD/(R)/ MARKET NEUTRAL FUND


SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 3, 2007

The board of trustees of Vanguard Market Neutral Fund has approved a change to the policy regarding the Fund's disclosure of portfolio holdings. Vanguard Market Neutral Fund generally will seek to disclose its complete portfolio holdings within 60 calendar days after the end of each calendar quarter.


Prospectus Text Changes

The prospectus is revised as follows:

In the Investing With Vanguard section, under "Portfolio Holdings" on page 40, the text is replaced with the following:

We generally post on our website at www.vanguard.com, under PORTFOLIO HOLDINGS in the HOLDINGS section of the Fund's Profile page, a detailed list of the securities held by the Fund as of the most recent calendar quarter-end. This list is generally updated within 60 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represented as of the most recent calendar quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS634 042008

                                                       [SHIP LOGO VANGUARD/(R)/]


VANGUARD/(R)/ MONTGOMERY FUNDS


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 3, 2007

The board of trustees of Vanguard Market Neutral Fund has approved a change to the policy regarding the Fund's disclosure of portfolio holdings. Vanguard Market Neutral Fund generally will seek to disclose its complete portfolio holdings within 60 calendar days after the end of each calendar quarter.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

The Statement of Additional Information is revised as follows:

In the PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES section, under "Online Disclosure of Complete Portfolio Holdings" on page B-24, the text is replaced with the following:

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the fund's complete portfolio holdings as of the most recent calendar quarter-end online at www.vanguard.com, in the "Holdings" section of the fund's Profile page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as previously described when deemed to be in the best interests of the fund.








(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                   PSAI 634